EXHIBIT 99.1
FAUQUIER BANKSHARES, INC.
Deeply rooted in our community.
February 2008

Safe Harbor Statement
In addition to the historical information contained herein, this report contains forward-looking statements. Forward-looking statements are based on certain assumptions and describe future plans, strategies, and expectations of the Company, and are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “may,” “will,” or similar expressions. Although we believe our plans, intentions, and expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these plans, intentions, or expectations will be achieved. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results could differ materially from those contemplated. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, the legislative/regulatory climate, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the Bank’s loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in our market area, and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements in this report, and you should not place undue reliance on such statements, which reflect our position as of the date of this report. For additional discussion of risk factors that may cause our actual future results to differ materially from the results indicated within forward-looking statements, please refer to “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2006 and quarterly reports on Form 10-Q for periods ended March 31, 2007, June 30, 2007, and September 30, 2007.

Table of Contents
Who We Are yMarket Area yFinancial Condition yFinancial Performance and Goals yWhy We Are A Compelling Buy

Who We Are

Who We Are
Founded 1902
Headquartered Warrenton, Virginia (50 miles west of Washington, D.C.)
Total Assets $490 Million [2] Market Capitalization $67.3 Million Average Volume 1,699 (13 week) [1] Shares Outstanding 3,544,714 Insider Ownership 6.38% Institutional Ownership 12.36% [1] NASDAQ FBSS
All data provided as of January 31, 2008, unless otherwise noted. (1) Source: Nasdaq. (2) As of December 31, 2007.

Industry Recognition
yNamed #47 of “Top 200 Publicly-Traded Community Banks” in the June 2007 issue of U.S. Banker magazine, based on previous 3-year average ROE.
yNamed to the Keefe, Bruyette, Woods, Inc., Honor Roll in 2006.
One of 40 banks among 650 reviewed that increased EPS over last 10 consecutive years. Over the 10 year period, Fauquier Bankshares has posted annual EPS growth of 14%.

Our Success Is a Result of Our Culture
yStrategic Planning yTeamwork yDisciplined Execution (aka “Blocking and Tackling”) Standards of Excellence yConsistently Strong Credit Culture

Our Management Focus
yQuality Growth zLoan Portfolio zCore No-Cost and Low-Cost Deposits zNon-Interest Fee Income zWealth Management and Financial Planning yOperational Management yIncreased Market Share

Our Customer Focus
To deliver a superior customer experience by enabling our retail and commercial customers to make the right choices when selecting financial products and services that best fit their needs and lifestyles, thereby empowering customers to achieve their financial goals.

Market Area

Northern Virginia Marketplace
Places to Which Fauquier County Residents Commute (2000)
Fauquier County 11,822 41.89% Fairfax County 5,499 19.48% Prince William County 3,132 11.10% Loudoun County 1,595 5.65% Manassas City 1,163 4.12% District of Columbia 1,139 4.04% Other Places of Work 3,874 13.73% Total Out-Commuters 16,402 58.11% Total County Workforce 28,224 100.00% Source: Weldon Cooper Center for Public Service

Our Primary Market Area
Existing Branches Haymarket — 2008 Bristow — 2009 Primary Market Expansion Area

Northern Virginia Marketplace
yVirginia voted “No. 1 Most Business-Friendly State” by Forbes Magazine in August 2006.
yStrong population, economic, and employment growth yStable federal government presence yExceptional higher education Diverse industry employment, mostly “clean” industries yHigh household income

Unemployment Rates
Source: Bureau of Labor Statistics, Local Area Unemployment Statistics

Strong Markets with Sustainable Growth
Northern Virginia—primarily Fauquier County, western Prince William County, and surrounding counties.
Percent 2007 Per Capita 2007 Population Growth Income (Thousands) (2000 to 2007) (USA=100) County Fauquier 67.5 22.45% 119
Prince William 365.9 30.30% 112
Loudoun 281.2 65.84% 134
Source: U.S. Census Bureau – 2000 Census Data
Pitney Bowes / MapInfo – 2007 Projections and Estimates

Fauquier County, Western Prince William County, and Manassas City Deposit Market Share
No. of Deposits Market Financial Institution Offices ($ 000) Share
BB&T 16 $906,604 29.26% Fauquier Bank 8 410,431 13.25%
Suntrust Bank 6 398,314 12.85% Wachovia Bank 5 315,361 10.18% Chevy Chase Bank 8 142,108 4.59% Marshall 2 140,539 4.54% Bank of America 3 140,420 4.53% Cardinal Bank 1 134,111 4.33% Virginia Commerce Bank 2 111,298 3.59% Other 15 Institutions 25 399,464 12.89% Total 76 $3,098,650 100%
Source: FDIC — Deposit Market Share Report Data as of June 30, 2007.

Financial Condition

Asset and Loan Growth
as of December 31, 2007
Financial data provided on an annual basis unless otherwise noted.

Loan Portfolio
Average Daily Balances for Twelve Months Ended December 31, 2007
· As of December 31, 2007, approximately 98.8% of the loans at Fauquier Bankshares were collateralized.
· Fauquier Bankshares does not originate sub-prime or Alt-A loans.

Superior Credit Quality
Non-performing Assets and Loans, Loan Losses, Net of Recoveries, as a Percentage of Total Loans as a Percentage of Total Loans

Deposit Portfolio
Average Daily Balances for Twelve Months Ended December 31, 2007
PORTFOLIO COMPOSITION Non Interest Demand 19% NOW Accounts 18% Low Rate Savings 14% Subtotal: Low Cost Deposit 51% Certificates of Deposit 31% Premium Rate Savings 18%

Deposit Growth
Financial data provided on an annual basis, unless otherwise noted.

Capital Management
Tangible Equity to Assets Ratio Leverage Ratio
11.0%

Financial Performance and Goals

Financial Performance
Annual Basis
Return on Average Assets Return on Average Equity
Net Interest Margin
Financial data provided on an annual basis, unless otherwise noted.
INC.

Financial Performance
Quarterly Basis
Return on Average Assets Return on Average Equity
Net Interest Margin

Challenging Yield Curve Environment
Yield Curve
(Spread Between 5 Year and 3 Month Treasury)

Non-Interest Income as Percentage of Revenues, Net

Wealth Management
Assets Under Management Wealth Management Income
($ Millions) ($Thousands)

Keys to Building Shareholder Value
yConsistently achieving our EPS growth and ROE goals:
- EPS Growth: 10% or greater annually
- 75th to 80th percentile of Federal Reserve peer group, usually 15.0% or greater yMaintain Strong Credit Quality
yConsistent Dividend Growth yStock Buyback Program – 212,241 shares authorized in 2008 and 33,770 shares repurchased in 2007

Earnings Per Share, Diluted
Earnings Per Share, diluted
Financial data provided on an annual basis, unless otherwise noted.

Return on Equity
Goal: To Maintain a Return on Average Equity in the 75th to 80th percentile of our Federal Reserve peer group.**
Year FBSS ROE Average Peer ROE Percentile 3Q07 11.7% 10.42% 57
2006 14.9% 11.3% 77
2005 16.9% 12.1% 86
2004 16.8% 11.4% 90
2003 15.8% 11.6% 78
2002 15.7% 12.0% 75
2001 14.7% 10.6% 86
** Peer data obtained from Bank Holding Company Performance Report as of September 30, 2007.

Cash Dividends
To pay a consistently growing cash dividend.
Year Dividend Payout Yield* 2007 $0.790 ** 57.0% 4.69% **
2006 $0.745 46.2% 2.98% 2005 $0.645 39.0% 2.58% 2004 $0.560 37.6% 2.25% 2003 $0.480 36.6% 2.09% 2002 $0.410 34.5% 2.70% Total $3.630
* Yield calculated as annual dividend divided by 12/31/07 stock price.
** 2007 dividend and yield are annualized based on dividends paid of $0.59 ending September 30, 2007. Yield is calculated using the stock price of $17

Stock Performance: Total Return
A $100 investment in FBSS at the end of January 2002 is now worth $168, yielding a 9.0% annual rate of return over the last six years. Total return assumes all dividends are reinvested in security at ex-dividend date.

Why We Are A Compelling Buy

Relative Valuation of Northern Virginia Banks
Price/ Price/ Core Deposit Price/ Beta Dividend Book Tang. Book Premium(1) LTM EPS Volatility (2) Yield
(%) (%) (%) (x) (%) (3)
Access National Corporation 131 131 4.7 22.6 0.29 0.57
Alliance Bankshares Corporation* (4) 65 74 (3.8) 18.7 0.14 0.00
Cardinal Financial Corporation 126 141 6.7 46.3 1.07 0.48
Middleburg Financial Corporation 121 129 4.5 31.0 (0.01) 3.66
Virginia Commerce Bancorp, Inc. 171 171 9.1 11.5 1.20 0.00
Median 126 131 4.7 22.6 0.29 0.48 Fauquier Bankshares, Inc.* (4) 165 165 7.4 13.3 0.28 4.21
Source: SNL Financial. Financial data as of December 31, 2007. (1) Source: SNL Financial. Core deposits include total deposits less jumbo certificates of deposits. If not available, jumbo deposits based on September 30, 2007 ratio of jumbo deposits/total deposits applied to December 31, 2007 total deposits. (2) Source: Bloomberg. Figures represent raw beta based upon 2 years historical prices versus the S&P 500 index. (3) Stock prices used to calculate dividend yield are as of January 31, 2008. (4) Financial data as of September 30, 2007.

Buybacks and Dividends as a Percentage of Net Income

Contact Information
Executive Contacts
Randy K. Ferrell
President, CEO rferrell@fauquierbank.com
Eric P. Graap
Executive Vice President & Chief Financial Officer egraap@fauquierbank.com
www.fauquierbank.com